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                                                                 Exhibit 10-D(6)



                                 SIXTH AMENDMENT
                                       TO
                              THE DANA CORPORATION
                         1977 INCENTIVE STOCK OPTION PLAN
                         --------------------------------



     Pursuant to resolutions of the Board of Directors adopted on October 21, 1996, the Dana Corporation 1977 Incentive Stock Option Plan (the "1977 Plan") is hereby amended, effective as of October 20, 1996, as set forth below,

                                      FIRST

     Section 2 of the 1977 Plan is hereby amended by deleting the second sentence thereof and replacing such sentence in its entirety with the following:

     The Committee shall be composed of at least three (3) members of the Board who shall be (i) "nonemployee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

                                     SECOND

     Section 7 of the 1977 Plan is hereby amended by inserting a period (.) after the word "specify" in the last sentence thereof and deleting the remainder of the sentence.

     IN WITNESS WHEREOF, the undersigned has hereby executed this Sixth Amendment on behalf of the Corporation this 21st day of October 1996.


                          DANA CORPORATION

                          /s/ Martin J. Strobel
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ATTEST:

/s/ Mark A. Smith, Jr.
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